UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 15, 2004

J.P. Morgan Chase Commercial Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of August 20, 2004, relating to the J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-LN2)
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	333-105805-10 (Commission File Number)	13-3789046 (IRS Employer Identification No.)
270 Park Avenue, New York, New York (Address of principal executive offices)	10167 (Zip Code)

Registrant's telephone number, including area code 212-834-9280

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-LN2, which was made on November 15, 2004.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to section 4.02 of the Pooling and Servicing Agreement for the distribution on November 15, 2004.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS PAYING AGENT UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP., REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: November 18, 2004
JP Morgan Chase Comercial Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
ABN AMRO Acct: 722014.2
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
Administrator:
Laura Kocha-Chaddha 312.904.0648
laura.kocha.chaddha@abnamro.com
Analyst:
Sophie Doorbar 714.259.6235
Sophie.Doorbar@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Shortfall Summary Report
Bond Interest Reconciliation
Rating Information
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Delinquent Loan Detail
Historical Collateral Prepayment
Loan Level Detail
Page 2-4
Page 5-7

Page 15-22
Mortgage Loan Characteristics
Specially Serviced (Part I) - Loan Detail
Specially Serviced (Part II) - Servicer Comments
Modified Loan Detail
Defeased Loans
Historical REO Report
Appraisal Reduction Detail
Page 23-25

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
JPMC4LN2
JPMC4LN2_200411_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
20-Aug-04
15-Sep-04
15-Aug-14
Realized Loss Detail

Parties to The Transaction
Depositor: J.P. Morgan Chase Commercial Mortgage Securities Corp.
Underwriter: J.P. Morgan Chase Commercial Mortgage Securities Corp./Nomura Securities International, Inc.
Master Servicer: GMAC Commercial Mortgage Corporation
Special Servicer: Lennar Partners, Inc.
Rating Agency: Standard & Poor's Ratings Services/Moody's Investors Service, Inc.
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.gmaccm.com
www.etrustee.net

12-Nov-2004 - 13:06 (R795-R843) (c) 2004 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.853863%
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
JP Morgan Chase Comercial Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
110
Upper REMIC
Statement Date:
ABN AMRO Acct: 722014.2
994.227660543
2.734675222
0.000000000
991.492985321
3.707640641
Fixed
0.00
0.00
0.000000000
4.47500000%
0.000000000
46625YCU5
A-1
222,090,000.00
220,808,021.13
607,344.02
0.00
220,200,677.11
823,429.91
998.553705976
0.689699586
0.000000000
997.864006390
4.025835689
4.838000000%
0.00
0.00
0.000000000
4.83800000%
0.000000000
46625YBN2/U48138TG3
A-1A
420,653,000.00
420,044,612.08
290,124.20
0.00
419,754,487.88
1,693,479.86
1000.000000000
0.000000000
0.000000000
1000.000000000
4.262499994
Fixed
0.00
0.00
0.000000000
5.11500000%
0.000000000
46625YCV3
A-2
430,265,000.00
430,265,000.00
0.00
0.00
430,265,000.00
1,834,004.56
998.482697108
0.000000000
0.000000000
997.762344246
0.042972259
0.00
0.00
0.000000000
0.05164507%
0.000000000
N
46625YBL6/U48138TE8
X-1
1,245,873,055.00
1,243,982,688.21
0.00
0.00
1,243,085,219.99
53,537.98
1000.000000000
0.000000000
0.000000000
1000.000000000
0.690598039
0.00
0.00
0.000000000
0.82871765%
0.000000000
N
46625YBM4/U48138TF5
X-2
1,200,608,000.00
1,200,608,000.00
0.00
0.00
1,200,608,000.00
829,137.53
1000.000000000
0.000000000
0.000000000
1000.000000000
4.409923620
5.108683780%
0.00
0.00
0.000000000
5.29190817%
0.000000000
46625YCW1
B
29,589,000.00
29,589,000.00
0.00
0.00
29,589,000.00
130,485.23
1000.000000000
0.000000000
0.000000000
1000.000000000
4.443257083
5.148683780%
0.00
0.00
0.000000000
5.33190817%
0.000000000
46625YCX9
C
12,459,000.00
12,459,000.00
0.00
0.00
12,459,000.00
55,358.54
1000.000000000
0.000000000
0.000000000
1000.000000000
4.492423373
5.207683780%
0.00
0.00
0.000000000
5.39090817%
0.000000000
46625YCY7
D
23,360,000.00
23,360,000.00
0.00
0.00
23,360,000.00
104,943.01
1000.000000000
0.000000000
0.000000000
1000.000000000
4.574922945
5.306683780%
0.00
0.00
0.000000000
5.48990817%
0.000000000
46625YBP7/U48138TH1
E
9,344,000.00
9,344,000.00
0.00
0.00
9,344,000.00
42,748.08
1000.000000000
0.000000000
0.000000000
1000.000000000
4.694090246
5.449683780%
0.00
0.00
0.000000000
5.63290817%
0.000000000
46625YBQ5/U48138TJ7
F
17,131,000.00
17,131,000.00
0.00
0.00
17,131,000.00
80,414.46
1000.000000000
0.000000000
0.000000000
1000.000000000
4.794090216
5.569683780%
0.00
0.00
0.000000000
5.75290817%
0.000000000
46625YBR3/U48138TK4
G
12,459,000.00
12,459,000.00
0.00
0.00
12,459,000.00
59,729.57
1000.000000000
0.000000000
0.000000000
1000.000000000
4.836590193
5.620683780%
0.00
0.00
0.000000000
5.80390817%
0.000000000
46625YBS1/U48138TL2
H
17,130,000.00
17,130,000.00
0.00
0.00
17,130,000.00
82,850.79
1000.000000000
0.000000000
0.000000000
1000.000000000
4.407500803
5.289000000%
0.00
0.00
0.000000000
5.28900000%
0.000000000
46625YBT9/U48138TM0
J
6,230,000.00
6,230,000.00
0.00
0.00
6,230,000.00
27,458.73
1000.000000000
0.000000000
0.000000000
1000.000000000
4.407500401
5.289000000%
0.00
0.00
0.000000000
5.28900000%
0.000000000
46625YBU6/U48138TN8
K
6,229,000.00
6,229,000.00
0.00
0.00
6,229,000.00
27,454.32
1000.000000000
0.000000000
0.000000000
1000.000000000
4.407500000
5.289000000%
0.00
0.00
0.000000000
5.28900000%
0.000000000
46625YBV4/U48138TP3
L
4,672,000.00
4,672,000.00
0.00
0.00
4,672,000.00
20,591.84
1000.000000000
0.000000000
0.000000000
1000.000000000
4.407500000
5.289000000%
0.00
0.00
0.000000000
5.28900000%
0.000000000
46625YBW2/U48138TQ1
M
4,672,000.00
4,672,000.00
0.00
0.00
4,672,000.00
20,591.84
12-Nov-2004 - 13:06 (R795-R843) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.853863%
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
JP Morgan Chase Comercial Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
110
Upper REMIC
Statement Date:
ABN AMRO Acct: 722014.2
1000.000000000
0.000000000
0.000000000
1000.000000000
4.407500000
5.289000000%
0.00
0.00
0.000000000
5.28900000%
0.000000000
46625YBX0/U48138TR9
N
4,672,000.00
4,672,000.00
0.00
0.00
4,672,000.00
20,591.84
1000.000000000
0.000000000
0.000000000
1000.000000000
4.407499679
5.289000000%
0.00
0.00
0.000000000
5.28900000%
0.000000000
46625YBY8/U48138TS7
P
7,787,000.00
7,787,000.00
0.00
0.00
7,787,000.00
34,321.20
1000.000000000
0.000000000
0.000000000
1000.000000000
4.373089690
5.289000000%
0.00
)
(589.48
)
(0.034410023
5.28900000%
0.000000000
46625YBZ5/U48138TT5
NR
17,131,055.00
17,131,055.00
0.00
0.00
17,131,055.00
74,915.64
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSR842
R
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
LR
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
)
(589.48
1,245,873,055.00
1,243,982,688.21
6,913,513.15
Total
1,243,085,219.99
897,468.22
0.00
6,016,044.93
12-Nov-2004 - 13:06 (R795-R843) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.853863%
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
JP Morgan Chase Comercial Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
110
Grantor Trust
Statement Date:
ABN AMRO Acct: 722014.2
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSR843
S
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
0.00
0.00
0.00
Total
0.00
0.00
0.00
0.00
12-Nov-2004 - 13:06 (R795-R843) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

JP Morgan Chase Comercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
ABN AMRO Acct: 722014.2
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
5,723,392.68
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
6,065,173.62
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
)
(589.48
)
(589.48
6,017,971.63
)
(1,059.68
)
(867.01
0.00
0.00
)
(1,926.70
844,268.05
53,200.17
897,468.22
0.00
0.00
0.00
0.00
0.00
0.00
897,468.22
6,915,439.85
6,913,513.15
1,243,991,710.50
175
897,468.22
0.00
0
0.00
0.00
0
0.00
0
1,243,094,242.28
175
0.00
0.00
53,200.17
341,780.94
53,200.17
341,780.94
46,612.52
0.00
0.00
3,290.94
49,903.46
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(46,612.52
6,016,044.93
Interest Not Advanced (
Current Period
)
0.00
341,780.94
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)

12-Nov-2004 - 13:06 (R795-R843) (c) 2004 LaSalle Bank N.A.

JP Morgan Chase Comercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
ABN AMRO Acct: 722014.2
Statement Date:
Cash Reconciliation Summary Group I Loans
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
3,842,757.82
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
4,032,892.30
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
)
(472.98
)
(472.98
4,002,687.43
)
(701.60
)
(574.03
0.00
0.00
)
(1,275.63
579,272.19
28,071.83
607,344.02
0.00
0.00
0.00
0.00
0.00
0.00
607,344.02
4,610,031.45
4,608,755.82
823,946,604.81
113
607,344.02
0.00
0
0.00
0.00
0
0.00
0
823,339,260.79
113
0.00
0.00
28,071.83
190,134.48
28,071.83
190,134.48
29,731.89
0.00
0.00
1,699.14
31,431.03
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(29,731.89
4,001,411.80
Interest Not Advanced (
Current Period
)
0.00
190,134.48
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)

12-Nov-2004 - 13:06 (R795-R843) (c) 2004 LaSalle Bank N.A.

JP Morgan Chase Comercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
ABN AMRO Acct: 722014.2
Statement Date:
Cash Reconciliation Summary Group II Loans
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
1,880,634.86
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
2,032,281.32
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
)
(116.50
)
(116.50
2,015,284.20
)
(358.09
)
(292.98
0.00
0.00
)
(651.07
264,995.86
25,128.34
290,124.20
0.00
0.00
0.00
0.00
0.00
0.00
290,124.20
2,305,408.40
2,304,757.33
420,045,105.69
62
290,124.20
0.00
0
0.00
0.00
0
0.00
0
419,754,981.49
62
0.00
0.00
25,128.34
151,646.46
25,128.34
151,646.46
16,880.62
0.00
0.00
1,591.80
18,472.43
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(16,880.62
2,014,633.13
Interest Not Advanced (
Current Period
)
0.00
151,646.46
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)

12-Nov-2004 - 13:06 (R795-R843) (c) 2004 LaSalle Bank N.A.

JP Morgan Chase Comercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
ABN AMRO Acct: 722014.2
Interest Adjustments Summary
Statement Date:
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
589.48
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
589.48
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
0.00
0.00
Total Excess Allocated to the Bonds
)
(589.48
)
(589.48
Aggregate Interest Adjustment Allocated to the Bonds
0.00
0.00
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss

12-Nov-2004 - 13:06 (R795-R843) (c) 2004 LaSalle Bank N.A.

JP Morgan Chase Comercial Mortgage Securities Corp.
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
ABN AMRO Acct: 722014.2
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
0.00
0.00
0.00
0.00
0.00
A-1
30
823,429.91
823,429.91
823,429.91
0.00
13.88%
13.91%
30/360
4.475000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-1A
30
1,693,479.86
1,693,479.86
1,693,479.86
0.00
13.88%
13.91%
30/360
4.838000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
30
1,834,004.56
1,834,004.56
1,834,004.56
0.00
13.88%
13.91%
30/360
5.115000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
X-1
30
53,537.98
53,537.98
53,537.98
0.00
NA
NA
30/360
0.051645071%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
X-2
30
829,137.53
829,137.53
829,137.53
0.00
NA
NA
30/360
0.828717645%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B
30
130,485.23
130,485.23
130,485.23
0.00
11.50%
11.53%
30/360
5.291908173%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
C
30
55,358.54
55,358.54
55,358.54
0.00
10.50%
10.52%
30/360
5.331908173%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
D
30
104,943.01
104,943.01
104,943.01
0.00
8.63%
8.64%
30/360
5.390908173%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
42,748.08
42,748.08
42,748.08
0.00
7.88%
7.89%
30/360
5.489908173%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
F
30
80,414.46
80,414.46
80,414.46
0.00
6.50%
6.51%
30/360
5.632908173%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
G
30
59,729.57
59,729.57
59,729.57
0.00
5.50%
5.51%
30/360
5.752908173%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
H
30
82,850.79
82,850.79
82,850.79
0.00
4.13%
4.13%
30/360
5.803908173%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
J
30
27,458.73
27,458.73
27,458.73
0.00
3.63%
3.63%
30/360
5.289000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
K
30
27,454.32
27,454.32
27,454.32
0.00
3.13%
3.13%
30/360
5.289000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
L
30
20,591.84
20,591.84
20,591.84
0.00
2.75%
2.76%
30/360
5.289000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M
30
20,591.84
20,591.84
20,591.84
0.00
2.38%
2.38%
30/360
5.289000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
N
30
20,591.84
20,591.84
20,591.84
0.00
2.00%
2.00%
30/360
5.289000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
P
30
34,321.20
34,321.20
34,321.20
0.00
1.38%
1.38%
30/360
5.289000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
NR
30
75,505.12
75,505.12
74,915.64
589.48
0.00%
0.00%
30/360
5.289000000%
)
(589.48
0.00
0.00
0.00
0.00
0.00
0.00
0.00
S
30
0.00
0.00
0.00
0.00
NA
NA
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
6,016,634.41
6,016,634.41
6,016,044.93
589.48
)
(589.48
0.00
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
12-Nov-2004 - 13:06 (R795-R843) (c) 2004 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

JP Morgan Chase Comercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
ABN AMRO Acct: 722014.2
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
LR
NR
NR
NR
A-1
46625YCU5
NR
Aaa
AAA
A-1A
46625YBN2
NR
Aaa
AAA
A-2
46625YCV3
NR
Aaa
AAA
X-1
46625YBL6
NR
Aaa
AAA
X-2
46625YBM4
NR
Aaa
AAA
B
46625YCW1
NR
Aa2
AA
C
46625YCX9
NR
Aa3
AA-
D
46625YCY7
NR
A2
A
E
46625YBP7
NR
A3
A-
F
46625YBQ5
NR
Baa1
BBB+
G
46625YBR3
NR
Baa2
BBB
H
46625YBS1
NR
Baa3
BBB-
J
46625YBT9
NR
Ba1
BB+
K
46625YBU6
NR
Ba2
BB
L
46625YBV4
NR
Ba3
BB-
M
46625YBW2
NR
B1
B+
N
46625YBX0
NR
B2
B
P
46625YBY8
NR
B3
B-
NR
46625YBZ5
NR
NR
NR
R
9ABSR842
NR
NR
NR
S
9ABSR843
NR
NR
NR

12-Nov-2004 - 13:06 (R795-R843) (c) 2004 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

JP Morgan Chase Comercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
ABN AMRO Acct: 722014.2
0.57%
0.19%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
15-Nov-04
1
2,390,413
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
15-Oct-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
15-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

12-Nov-2004 - 13:06 (R795-R843) (c) 2004 LaSalle Bank N.A.

JP Morgan Chase Comercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Amort
ABN AMRO Acct: 722014.2
Series 2004-LN2
15-Nov-04
175
100.00%
1,243,094,242
99.78%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
110
325
5.85%
5.80%
0
0
0
0
15-Oct-04
175
100.00%
1,243,991,711
99.85%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
111
326
5.67%
5.62%
0
0
0
0
15-Sep-04
175
100.00%
1,245,007,816
99.93%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
112
327
5.85%
5.80%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

12-Nov-2004 - 13:06 (R795-R843) (c) 2004 LaSalle Bank N.A.

JP Morgan Chase Comercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
ABN AMRO Acct: 722014.2
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outstanding
P&I
Advances**
Out. Property
Protection
Advances
Loan
Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Statement Date:
1-Oct-04
93,840.96
93,840.96
0.00
A
14
1-Oct-04
48,915.42
48,915.42
0.00
A
33
1-Oct-04
52,799.63
52,799.63
0.00
B
37
1-Oct-04
26,418.89
26,418.89
0.00
A
62
1-Oct-04
29,846.66
29,846.66
0.00
B
83
1-Oct-04
26,347.24
26,347.24
0.00
B
87
1-Oct-04
20,864.19
20,864.19
0.00
A
102
1-Oct-04
26,498.32
26,498.32
0.00
A
112
11-Aug-04
15,424.84
30,852.21
0.00
1
130
1-Oct-04
14,744.72
14,744.72
0.00
B
132
1-Oct-04
13,436.64
13,436.64
0.00
B
155
1-Oct-04
10,211.69
10,211.69
0.00
B
161
1-Oct-04
8,929.45
8,929.45
0.00
B
166
1-Oct-04
6,702.48
6,702.48
0.00
B
172
394,981.11
410,408.49
Total
12-Nov-2004 - 13:06 (R795-R843) (c) 2004 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advances and may include Servicer and Trust Advances.
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

JP Morgan Chase Comercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
ABN AMRO Acct: 722014.2
Historical Collateral Level Prepayment Report
Disclosure
Control #
Payoff
Period
Initial
Balance
Type
Payoff
Amount
Penalty
Amount
Prepayment
Date
Maturity
Date
Property
Type
Geographic
Location
Statement Date:
Cumulative
Current
12-Nov-2004 - 13:06 (R795-R843) (c) 2004 LaSalle Bank N.A.

JP Morgan Chase Comercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
ABN AMRO Acct: 722014.2
Loan Level Detail
Disclosure
Control #
Property Name
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
NY
5.50200%
7-Jul-14
Office
0.00
73,000,000
345,862
1
World Apparel Center
VA
5.84000%
1-Aug-14
Retail
0.00
73,000,000
367,109
2
Chesapeake Square
5.48000%
7-Jul-09
Multifamily
0.00
50,740,000
239,436
3
JPI Portfolio - State
College/Tucson
HI
5.74000%
6-Aug-19
Retail
0.00
25,732,786
215,767
4
Stadium Marketplace
MO
5.46000%
1-Jul-09
Multifamily
0.00
24,900,410
141,320
5
Countryside Apartments
MD
6.40000%
1-Aug-14
Lodging
0.00
24,029,939
161,356
6
Embassy Suites - BWI
Airport
CA
5.75000%
1-Aug-14
Mobile home park
0.00
22,635,837
132,471
7
Plaza Mobile Estates
NC
5.66000%
6-Aug-09
Multifamily
0.00
20,939,405
121,352
8
Hamptons Apartments
CO
5.50000%
1-Jul-11
Retail
0.00
18,900,000
86,625
9
Belleview Promenade
NC
4.73000%
1-Jul-14
Multifamily
0.00
18,100,000
73,722
10
The Preserve at Grande
Oaks
WV
5.48000%
11-May-14
Multifamily
0.00
16,698,302
95,178
11
University Courtyard Apts
IN
5.00000%
1-Jun-09
Industrial
0.00
16,700,000
71,903
12
Brylane Distribution Facility
AZ
5.27000%
11-Aug-11
Multifamily
0.00
16,200,000
73,517
13
Palazzo Townhomes
MD
5.85000%
1-Jul-14
Office
0.00
15,941,811
94,391
A
14
Woodmont Place
CO
5.96000%
1-Jul-14
Retail
0.00
15,900,000
81,602
15
North Academy Home
Center
MN
5.04000%
11-May-14
Industrial
0.00
15,654,000
67,938
16
Twin Cities Industrial
Portfolio - Pool 3
NY
5.64000%
1-Jun-18
Industrial
0.00
14,010,896
81,186
17
Ball Corporation Building
CA
6.10000%
11-May-14
Retail
0.00
13,926,504
84,839
18
Lincoln Park Center
SC
6.05000%
1-Jul-14
Multifamily
0.00
13,500,000
70,331
19
Crestmont Apartments
IN
5.57000%
1-Aug-11
Multifamily
0.00
13,061,418
74,957
20
Runaway Bay Apartments
IL
6.29000%
1-Jul-11
Retail
0.00
12,783,092
79,300
21
26-34 South State Street
MI
5.39100%
1-Jul-14
Retail
0.00
12,250,223
68,999
22
Oakland Pointe Shopping
Center
12-Nov-2004 - 13:06 (R795-R843) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing MaturedBalloon
7. Foreclosure
9. REO
5. Non Performing Matured Balloon

JP Morgan Chase Comercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
ABN AMRO Acct: 722014.2
Loan Level Detail
Disclosure
Control #
Property Name
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
WA
5.68000%
11-Aug-14
Multifamily
0.00
12,250,000
59,916
23
North Creek Apartments
NY
5.57000%
1-Jul-19
Office
0.00
12,000,000
57,557
24
1140 Broadway
MN
5.04000%
11-May-14
Industrial
0.00
11,604,000
50,361
25
Twin Cities Industrial
Portfolio - Pool 4
CA
5.57500%
1-Apr-14
Office
0.00
11,319,789
65,265
26
Palomar Hts Corporate
Center
MN
5.04000%
11-May-14
Industrial
0.00
11,110,000
48,217
27
Twin Cities Industrial
Portfolio - Pool 2
FL
5.22000%
1-Apr-09
Mobile home park
0.00
11,068,118
61,380
28
Island Vista Estates
CA
4.98000%
11-May-14
Retail
0.00
11,025,031
59,452
29
Garden Plaza
FL
6.04000%
11-Jul-14
Mobile home park
0.00
10,970,941
66,234
30
Foxwood MHP
OH
6.08000%
11-Jul-14
Industrial
0.00
10,700,000
56,020
31
Dayton Portfolio
MN
5.04000%
11-May-14
Industrial
0.00
10,632,000
46,143
32
Twin Cities Industrial
Portfolio - Pool 1
NC
5.50000%
1-Jul-09
Multifamily
0.00
10,500,000
49,729
A
33
Forest Ridge Apartments
CA
5.80000%
1-Sep-14
Retail
0.00
10,500,000
52,442
34
Mission Gorge Shopping
Center
ID
6.01000%
1-Aug-19
Office
0.00
10,432,171
62,780
35
T-Mobile
AL
5.95000%
1-Jul-14
Multifamily
0.00
10,163,781
60,827
36
College Station Properties
IL
6.13500%
1-Aug-14
Retail
0.00
10,060,000
53,146
B
37
Clybourn Commons
NY
5.36000%
1-Aug-14
Office
0.00
9,932,670
68,000
38
218-220 Fifth Avenue
DC
5.25000%
1-Jul-14
Office
0.00
9,958,217
55,220
39
1146 19th Street
AZ
5.44000%
11-Jun-14
Retail
0.00
9,764,653
55,360
40
Kohl's - Surprise
WI
5.91000%
11-Aug-09
Retail
0.00
9,150,000
46,566
41
Plaza 173
TX
5.16000%
11-May-09
Multifamily
0.00
8,822,313
48,542
42
Flagstone Garden
Apartments
IN
5.02000%
11-Aug-11
Retail
0.00
8,800,000
36,813
43
University Crossing
Shopping Center
OH
5.56000%
1-Aug-14
Office
0.00
8,674,319
49,726
44
One International Plaza
12-Nov-2004 - 13:06 (R795-R843) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing MaturedBalloon
7. Foreclosure
9. REO
5. Non Performing Matured Balloon

JP Morgan Chase Comercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
ABN AMRO Acct: 722014.2
Loan Level Detail
Disclosure
Control #
Property Name
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
NC
5.94000%
11-Aug-14
Office
0.00
8,477,011
50,634
45
Church Street Medical
TX
5.79000%
1-Jul-19
Multifamily
0.00
8,300,000
41,382
46
The Pointe Apartments
WI
5.35000%
11-Apr-14
Industrial
0.00
8,139,419
45,790
47
West Allis Industrial
Complex
MD
5.89000%
1-Jul-14
Office
0.00
7,971,182
47,400
48
7220 Wisconsin Avenue
CA
5.18000%
11-May-14
Retail
0.00
7,848,903
43,282
49
Cedar Plaza
TN
6.03000%
1-Aug-14
Multifamily
0.00
7,819,240
47,156
50
Plantation Manor
Apartments
MI
5.87500%
1-Jul-14
Office
0.00
7,672,163
45,548
51
Singh Office Centre
NV
5.98000%
1-Sep-14
Mobile home park
0.00
7,665,887
45,947
52
Travelier MHP
CO
5.91000%
11-Aug-14
Retail
0.00
7,479,573
44,533
53
Centennial Commons
AZ
5.92000%
11-Aug-14
Office
0.00
7,479,620
44,581
54
La Paloma Corporate Center
NJ
5.71000%
1-Jul-14
Office
0.00
7,471,806
43,578
55
26 Journal Square
CA
4.98000%
11-May-14
Retail
0.00
7,449,345
40,170
56
North Pointe
NC
5.93000%
1-Jul-14
Self storage
0.00
7,273,954
43,439
57
Weddington & Carolina
Self-Storage Portfolio
NC
5.48000%
1-Aug-11
Industrial
0.00
7,140,000
33,693
58
Westgate on Wendover
GA
5.75000%
1-Aug-14
Retail
0.00
7,079,932
41,434
59
Peachtree Square Shopping
Center
MI
6.40000%
1-Aug-14
Lodging
0.00
6,874,236
46,159
60
Embassy Suites Troy
MI
5.73000%
1-Jul-14
Retail
0.00
6,674,932
39,014
61
Hamlin Square
CA
4.76000%
1-Jun-14
Multifamily
0.00
6,500,000
26,643
A
62
16640 Devonshire Street
WI
5.74000%
11-Aug-14
Multifamily
0.00
6,481,585
37,891
63
Cedar Square
MD
6.17000%
1-Jul-19
Retail
0.00
6,478,120
39,684
64
Flower Hill Shopping Center
MI
6.00000%
1-Aug-14
Retail
0.00
6,407,866
38,521
65
Algonac Shopping Center
TX
4.82000%
11-May-14
Multifamily
0.00
6,156,672
32,604
66
Gage Place Apartments
MI
5.63000%
1-Aug-14
Office
0.00
5,376,839
33,581
67
Telegraph Office Building
12-Nov-2004 - 13:06 (R795-R843) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing MaturedBalloon
7. Foreclosure
9. REO
5. Non Performing Matured Balloon

JP Morgan Chase Comercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
ABN AMRO Acct: 722014.2
Loan Level Detail
Disclosure
Control #
Property Name
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
VA
5.09000%
1-Jun-14
Retail
0.00
5,336,732
35,907
68
Chesterfield Town Court
VA
5.90000%
11-Jun-14
Retail
0.00
5,096,299
30,369
69
The Shops at Lee's Hill
LA
5.77000%
1-Aug-11
Retail
0.00
5,100,000
25,340
70
Central Plaza
MI
5.96000%
6-Jul-14
Mobile home park
0.00
5,081,934
30,446
71
Huron Shores Estates
ME
5.74800%
1-Aug-14
Multifamily
0.00
5,003,891
31,607
72
Atlantic Townhouse
Apartments
IL
5.36000%
1-Jun-14
Multifamily
0.00
4,993,796
28,064
73
Lake Pointe Apartments
Phase 1
CO
5.85000%
1-Aug-09
Lodging
0.00
4,979,373
31,758
74
Doubletree Hotel Denver
NJ
5.67000%
1-Aug-14
Retail
0.00
4,985,606
28,925
75
Main Line Shopping Center
AZ
5.96500%
1-Aug-14
Mobile home park
0.00
4,986,556
29,865
76
Sundance 1 MHP & RV
WI
5.39000%
11-Jul-14
Multifamily
0.00
5,000,000
23,207
77
French Quarter Apartments
CA
5.95000%
11-May-14
Mobile home park
0.00
4,873,355
29,221
78
Orange Avenue MHP
CA
5.18000%
11-May-14
Retail
0.00
4,868,307
26,846
79
California Plaza
CA
6.05500%
1-Jun-14
Self storage
0.00
4,767,746
31,088
80
Central Self Storage
Montague
CA
6.64000%
11-Jul-14
Retail
0.00
4,735,797
30,462
81
Seaside Village
ME
5.74800%
1-Aug-14
Multifamily
0.00
4,630,467
29,248
82
Bangor Apartment Portfolio
MA
6.13000%
1-Jul-09
Multifamily
0.00
4,576,141
30,004
B
83
10-18 Brainerd Road
NY
5.11000%
6-Aug-14
Multifamily
0.00
4,468,713
29,972
84
1001 Fifth Avenue
TX
5.97000%
6-Jun-14
Multifamily
0.00
4,424,613
28,622
85
Verandah Apartments
CA
6.09000%
11-Jul-14
Retail
0.00
4,419,776
26,847
86
Walgreens - Fullerton
CO
6.09500%
1-Jul-14
Retail
0.00
4,384,915
26,650
B
87
Parker Valley Center
AZ
5.97300%
1-Jun-09
Multifamily
0.00
4,360,072
28,212
88
Ocotillo Apartments
MS
6.10000%
11-Aug-14
Multifamily
0.00
4,183,434
27,318
89
Westwick Apartments
TX
5.78000%
1-Jun-14
Retail
0.00
4,080,499
24,005
90
Willowbrook III
12-Nov-2004 - 13:06 (R795-R843) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing MaturedBalloon
7. Foreclosure
9. REO
5. Non Performing Matured Balloon

JP Morgan Chase Comercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
ABN AMRO Acct: 722014.2
Loan Level Detail
Disclosure
Control #
Property Name
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
OH
6.01000%
1-Aug-14
Multifamily
0.00
3,983,964
25,797
91
Woodland Heights
Apartments
IN
4.98000%
1-Jul-14
Retail
0.00
3,982,253
21,424
92
Terre Haute Shopping
Center
CT
4.95000%
1-Jun-14
Mobile home park
0.00
3,977,202
21,351
93
Arlington Acres
TX
5.97000%
6-Jun-14
Multifamily
0.00
3,938,948
25,480
94
Avalon Apartments
MI
5.68000%
11-Aug-14
Multifamily
0.00
3,878,441
24,339
95
Sara Villa Apartments
TX
6.06000%
11-Jun-14
Multifamily
0.00
3,860,000
20,143
96
Timber Park Apartments
OH
5.86000%
6-Jul-14
Multifamily
0.00
3,848,486
22,811
97
Cambridge Woods
WA
5.04000%
11-Jul-14
Multifamily
0.00
3,833,143
20,762
98
Forest Creek Apartments
AZ
6.09000%
11-Jul-14
Retail
0.00
3,786,956
23,003
99
Walgreens - Phoenix
TX
5.91000%
11-Jun-14
Multifamily
0.00
3,742,634
22,326
100
Mason Manor Apartments
AR
6.04000%
11-Jul-14
Retail
0.00
3,736,970
22,580
101
Walgreens - Van Buren
NV
5.09000%
1-Jul-09
Self storage
0.00
3,577,525
21,234
A
102
Silverado Self Storage
MS
6.05700%
1-Jan-14
Retail
0.00
3,568,126
21,735
103
Tupelo Market
OR
5.82000%
11-Aug-14
Multifamily
0.00
3,540,127
20,875
104
Hillsdale Heights
NY
6.39300%
1-Sep-14
Multifamily
0.00
3,494,143
21,877
105
Spring Valley Apartments
MI
6.16800%
1-Jul-14
Multifamily
0.00
3,488,213
21,364
106
Summerhill Estates
MN
6.38000%
11-Aug-19
Retail
0.00
3,387,258
22,703
107
Victory Village
CA
5.96000%
11-Aug-14
Retail
0.00
3,286,651
21,181
108
Douglas Square
PA
6.65000%
11-May-14
Retail
0.00
3,251,456
22,421
109
Eckerd - Wellsboro, PA
KY
5.88000%
1-Jul-14
Retail
0.00
3,250,719
19,309
110
Shops of Fort Wright
CA
5.97000%
1-Jul-14
Office
0.00
3,182,908
20,559
111
Huntington Professional
Center
MI
5.77000%
1-Jul-19
Multifamily
0.00
3,156,336
26,607
A
112
Bay Pointe Apartments
SC
5.78900%
1-Aug-14
Retail
0.00
3,141,176
18,461
113
Walgreens- Greenville, SC
MD
5.43000%
1-Jul-11
Industrial
0.00
3,131,389
17,713
114
Eastpoint Business Center
12-Nov-2004 - 13:06 (R795-R843) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing MaturedBalloon
7. Foreclosure
9. REO
5. Non Performing Matured Balloon

JP Morgan Chase Comercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
ABN AMRO Acct: 722014.2
Loan Level Detail
Disclosure
Control #
Property Name
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
TX
6.31000%
1-Aug-24
Retail
0.00
2,982,183
22,033
115
Market at Uvalde and 610 N
Shepherd
MS
5.99500%
1-Jun-11
Retail
0.00
2,946,592
17,737
116
Raymond Road Shopping
Center
AZ
5.06000%
11-Aug-09
Retail
0.00
2,890,436
15,674
117
Walgreens - Gilbert
AZ
5.53000%
11-May-14
Retail
0.00
2,882,641
16,521
118
Food City Grocery Store
PA
5.73000%
1-Apr-14
Retail
0.00
2,880,280
16,887
119
Progress Haddington Plaza
TN
5.73000%
1-Aug-14
Industrial
0.00
2,772,106
16,188
120
Modern Business Park
NV
6.12000%
1-Aug-24
Retail
0.00
2,683,549
19,531
121
Boca Park
FL
6.19000%
11-Jul-14
Mobile home park
0.00
2,671,023
16,397
122
Tara MHP
UT
5.70000%
1-Jun-24
Retail
0.00
2,571,810
18,180
123
Walgreens - Jordan, UT
TX
5.34000%
1-Jun-14
Retail
0.00
2,570,483
17,651
124
Golden Triangle Mall
ID
6.09000%
1-Sep-19
Retail
0.00
2,493,289
16,245
125
Walgreen's - Eagle, ID
NY
5.56000%
6-Aug-14
Multifamily
0.00
2,400,000
11,491
126
179 E 70th Street
WV
5.60000%
1-Jul-14
Multifamily
0.00
2,490,358
14,352
127
Chateau Royale Apartments
TX
5.34000%
11-May-14
Retail
0.00
2,484,388
13,945
128
Lexington Plaza Shopping
Center
OH
5.86000%
6-Jul-14
Multifamily
0.00
2,428,660
14,393
129
Briar Cliff Woods
NJ
6.03000%
11-Aug-14
Retail
0.00
2,390,413
15,507
1
130
CVS - Voorhees
UT
6.21000%
1-Jul-14
Mobile home park
0.00
2,367,084
14,562
131
Mountain View Estates &
Country Village
OH
5.76300%
1-Jul-14
Multifamily
0.00
2,340,596
14,825
B
132
New Indian Valley
Apartments
MI
5.68000%
11-Aug-14
Multifamily
0.00
2,325,073
14,591
133
Polo Green Apartments
TX
6.12000%
11-Jul-14
Retail
0.00
2,313,091
14,095
134
Northlake Forest
GA
6.14000%
11-Aug-14
Mobile home park
0.00
2,290,993
15,016
135
Lakeside Mobile Home
Community
CA
4.88000%
1-Jun-14
Retail
0.00
2,281,118
13,285
136
Walgreens - Pittsburgh, CA
12-Nov-2004 - 13:06 (R795-R843) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing MaturedBalloon
7. Foreclosure
9. REO
5. Non Performing Matured Balloon

JP Morgan Chase Comercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
ABN AMRO Acct: 722014.2
Loan Level Detail
Disclosure
Control #
Property Name
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
TX
5.77000%
11-Aug-14
Retail
0.00
2,268,599
13,305
137
Teal Run Shopping Center
AZ
5.43000%
11-Jun-14
Multifamily
0.00
2,238,433
12,677
138
Sun Valley Apartments
IL
5.75000%
1-Aug-14
Retail
0.00
2,193,782
12,839
139
Galena Square Shopping
Center
VA
6.61000%
1-Jul-19
Office
0.00
2,193,370
14,065
140
1020 North Fairfax Street
IN
5.97000%
1-Jul-14
Retail
0.00
2,192,226
13,148
141
Pine Valley Marketplace
TX
5.76000%
1-Jul-14
Retail
0.00
2,191,827
12,853
142
Ed Carey Retail Plaza
MN
6.46000%
11-Aug-19
Retail
0.00
2,092,245
14,127
143
Timbercrest
TX
6.24000%
1-Jul-14
Retail
0.00
2,093,052
12,916
144
Spencer Gardens Shopping
Center
DE
5.58500%
1-Jul-14
Mobile home park
0.00
2,070,851
17,254
145
Walkers Mill/Walkers
Meadow MHP
CA
5.57500%
1-Apr-14
Office
0.00
2,085,224
12,023
146
Melrose Office Building
WI
5.17000%
11-Jul-11
Retail
0.00
2,070,000
8,918
147
Mount Pleasant Outlot
NY
6.27000%
11-Aug-14
Self storage
0.00
2,054,849
12,711
148
Clifton Park Self-Storage
TX
6.16200%
1-Jul-14
Retail
0.00
2,023,153
12,383
149
Walgreens - Keller, TX
FL
5.84000%
1-Sep-14
Multifamily
0.00
1,996,209
11,786
150
Crosslake Cove Apartments
CA
6.11000%
1-Aug-19
Retail
0.00
1,980,137
16,996
151
Westgrove Plaza
TX
6.33000%
1-Jul-09
Multifamily
0.00
1,993,529
12,419
152
Pinewood Apartments
MI
6.25000%
1-Jul-14
Multifamily
0.00
1,989,855
13,193
153
North Pointe Apartments
GA
6.50000%
1-Jun-14
Multifamily
0.00
1,987,590
13,504
154
Westgate Apartments
NC
6.77500%
1-Jul-14
Multifamily
0.00
1,941,048
13,504
B
155
Cimeron Apartments
MS
5.67000%
1-May-14
Retail
0.00
1,875,247
13,253
156
Turtle Bend Shopping
Center
NJ
6.22000%
1-Jun-14
Retail
0.00
1,788,254
11,841
157
3633 US Route 9
TX
5.83000%
11-Aug-09
Mobile home park
0.00
1,700,000
8,534
158
Morningside MHP
WA
6.44300%
1-Jul-19
Mobile home park
0.00
1,678,223
14,756
159
Mobile Manor MHC
12-Nov-2004 - 13:06 (R795-R843) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing MaturedBalloon
7. Foreclosure
9. REO
5. Non Performing Matured Balloon

JP Morgan Chase Comercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
ABN AMRO Acct: 722014.2
Loan Level Detail
Disclosure
Control #
Property Name
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
TX
5.25000%
1-Jun-19
Retail
0.00
1,669,327
13,666
160
Silverlake Shopping Center
GA
5.70000%
1-Jun-14
Multifamily
0.00
1,628,275
10,268
B
161
Brookview Townhomes
TX
6.06000%
1-Jun-14
Multifamily
0.00
1,493,306
9,051
162
Bear Gardens Apartments
TX
6.01900%
1-Jun-09
Multifamily
0.00
1,489,856
9,682
163
Sweetwater Apartments
OH
6.36000%
1-Aug-14
Office
0.00
1,469,452
9,831
164
Ohio Savings Bank Building
NY
4.73000%
6-Apr-14
Multifamily
0.00
1,400,000
5,702
165
205 East 69th Street
OH
5.95000%
1-Jul-29
Retail
0.00
1,392,495
8,977
B
166
Walgreens - Chillicothe
OH
5.93000%
1-Aug-14
Mobile home park
0.00
1,354,469
8,704
167
Southwind Villa MHC
GA
6.09000%
1-Jul-14
Self storage
0.00
1,293,207
8,448
168
Lock Box Self Storage
NY
6.04700%
1-Jul-19
Multifamily
0.00
1,184,043
10,157
169
101-103 Crosby Street
OH
5.80000%
1-Aug-14
Multifamily
0.00
1,158,118
7,351
170
Indian Valley III Apts
CA
5.87500%
1-Aug-14
Self storage
0.00
1,095,482
7,004
171
Ayres Self Storage
TX
6.44300%
1-Jun-14
Multifamily
0.00
1,075,595
6,786
B
172
Elmwood Apartments
TX
5.79000%
11-Jul-09
Mobile home park
0.00
996,311
5,861
173
Diboll MHC
IL
5.01500%
1-Jun-14
Retail
0.00
967,971
10,614
174
Washington Mutual -
Rolling Meadows
NY
6.62000%
11-Aug-14
Office
0.00
648,509
4,160
175
6 Executive Park
1,243,094,242
6,965,933
0
12-Nov-2004 - 13:06 (R795-R843) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing MaturedBalloon
7. Foreclosure
9. REO
5. Non Performing Matured Balloon

JP Morgan Chase Comercial Mortgage Securities Corp.
Mortgage Loan Characteristics
ABN AMRO Acct: 722014.2
Series 2004-LN2
Commercial Mortgage Pass-Through Certificates
29-Oct-04
15-Dec-04
15-Oct-04
15-Nov-04
15-Nov-04
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Mortgage Interest Rates
Distribution of Principal Balances
Distribution of Remaining Term (Balloon)
Distribution of Remaining Term (Fully Amortizing)
12-Nov-2004 - 13:06 (R795-R843) (c) 2004 LaSalle Bank N.A.

Current Scheduled
Balance
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
3
2,612,791
0.21
93
5.71
0.00
%
0 to
1,000,000
%
23
36,633,718
2.95
125
6.03
0.00
%
1,000,000 to
2,000,000
%
35
84,223,778
6.78
128
5.82
0.00
%
2,000,000 to
3,000,000
%
24
86,025,024
6.92
117
5.82
0.00
%
3,000,000 to
4,000,000
%
18
83,719,163
6.73
106
5.83
0.00
%
4,000,000 to
5,000,000
%
6
30,995,696
2.49
110
5.68
0.00
%
5,000,000 to
6,000,000
%
7
45,573,412
3.67
125
5.67
0.00
%
6,000,000 to
7,000,000
%
12
90,351,604
7.27
113
5.72
0.00
%
7,000,000 to
8,000,000
%
6
51,213,062
4.12
109
5.47
0.00
%
8,000,000 to
9,000,000
%
4
38,805,540
3.12
102
5.48
0.00
%
9,000,000 to 10,000,000
%
21
243,867,964
19.62
115
5.66
0.00
%
10,000,000 to 15,000,000
%
8
134,094,113
10.79
99
5.35
0.00
%
15,000,000 to 20,000,000
%
4
92,505,591
7.44
87
5.82
0.00
%
20,000,000 to 25,000,000
%
1
25,732,786
2.07
177
5.74
0.00
%
25,000,000 to 50,000,000
%
3
196,740,000
15.83
101
5.62
0.00
%
50,000,000 to 75,000,000
%
0
0
0.00
0
0.00
0.00
%
75,000,000 &
Above
%
73,000,000
648,509
1,243,094,242
175
100.00%
Average Schedule Balance
Maximum Schedule Balance
Minimum Schedule Balance
7,103,396
Current Mortgage
Interest Rate
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
4.000%
%
to
4.250%
0
0
0.00
0
0.00
0.00
%
4.251%
%
to
4.500%
2
19,500,000
1.57
116
4.73
0.00
%
4.501%
%
to
4.750%
8
58,071,621
4.67
97
4.94
0.00
%
4.751%
%
to
5.000%
18
125,179,705
10.07
100
5.11
0.00
%
5.001%
%
to
5.250%
17
205,584,164
16.54
83
5.44
0.00
%
5.251%
%
to
5.500%
31
293,383,596
23.60
121
5.63
0.00
%
5.501%
%
to
5.750%
46
301,515,117
24.26
114
5.88
0.00
%
5.751%
%
to
6.000%
35
161,187,526
12.97
124
6.09
0.00
%
6.001%
%
to
6.250%
13
65,902,333
5.30
120
6.37
0.00
%
6.251%
%
to
6.500%
4
10,829,132
0.87
128
6.64
0.00
%
6.501%
%
to
6.750%
1
1,941,048
0.16
116
6.78
0.00
%
6.751%
%
to
7.000%
0
0
0.00
0
0.00
0.00
%
7.001%
%
to
7.250%
0
0
0.00
0
0.00
0.00
%
7.251%
%
to
7.500%
0
0
0.00
0
0.00
0.00
%
7.501%
%
&
Above
175
1,243,094,242
Minimum Mortgage Interest Rate
Maximum Mortgage Interest Rate
100.00%
4.730%
6.775%
Fully Amortizing
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
to
0
30
17
179,383,490
14.43
56
5.49
0.00
%
%
to
31
60
10
90,132,492
7.25
81
5.55
0.00
%
%
to
61
90
129
867,160,020
69.76
116
5.69
0.00
%
%
to
91
120
0
0
0.00
0
0.00
0.00
%
%
&
121
Above
296
53
156
1,136,676,002
Minimum Remaining Term
Maximum Remaining Term
91.44%
Balloon
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
0
to
30
0
0
0.00
0
0.00
0.00
%
%
31
to
60
0
0
0.00
0
0.00
0.00
%
%
61
to
90
0
0
0.00
0
0.00
0.00
%
%
91
to
120
0
0
0.00
0
0.00
0.00
%
%
121
to
150
0
0
0.00
0
0.00
0.00
%
%
151
to
180
0
0
0.00
0
0.00
0.00
%
%
181
to
210
0
0
0.00
0
0.00
0.00
%
%
211
& Above
0
0
%
0.00

JP Morgan Chase Comercial Mortgage Securities Corp.
Mortgage Loan Characteristics
ABN AMRO Acct: 722014.2
Series 2004-LN2
Commercial Mortgage Pass-Through Certificates
29-Oct-04
15-Dec-04
15-Oct-04
15-Nov-04
15-Nov-04
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Geographic Distribution
Distribution of DSCR (PFY)
Distribution of DSCR (Cutoff)
12-Nov-2004 - 13:06 (R795-R843) (c) 2004 LaSalle Bank N.A.

Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
0.500 0.625
0
0
0.00
0
0.00
0.00
%
%
0.626 0.750
0
0
0.00
0
0.00
0.00
%
%
0.751 0.875
0
0
0.00
0
0.00
0.00
%
%
0.876 1.000
0
0
0.00
0
0.00
0.00
%
%
1.001 1.125
0
0
0.00
0
0.00
0.00
%
%
1.126 1.250
0
0
0.00
0
0.00
0.00
%
%
1.251 1.375
0
0
0.00
0
0.00
0.00
%
%
1.376 1.500
0
0
0.00
0
0.00
0.00
%
%
1.501 1.625
0
0
0.00
0
0.00
0.00
%
%
1.626 1.750
0
0
0.00
0
0.00
0.00
%
%
1.751 1.875
0
0
0.00
0
0.00
0.00
%
%
1.876 2.000
0
0
0.00
0
0.00
0.00
%
%
2.001 2.125
0
0
0.00
0
0.00
0.00
%
%
2.126 2.250
0
0
0.00
0
0.00
0.00
%
%
2.251 & Above
175
1,243,094,242
100.00
110
5.67
0.00
%
%
Unknown
0.000
0.000
175
1,243,094,242
100.00%
Minimum DSCR
Maximum DSCR
Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
0.500 0.625
0
0
0.00
0
0.00
0.00
%
%
0.626 0.750
0
0
0.00
0
0.00
0.00
%
%
0.751 0.875
0
0
0.00
0
0.00
0.00
%
%
0.876 1.000
0
0
0.00
0
0.00
0.00
%
%
1.001 1.125
29
196,304,802
15.79
111
5.79
0.00
%
%
1.126 1.250
59
407,840,407
32.81
112
5.68
0.00
%
%
1.251 1.375
32
277,613,678
22.33
112
5.66
0.00
%
%
1.376 1.500
20
123,964,103
9.97
94
5.64
0.00
%
%
1.501 1.625
10
31,067,329
2.50
112
5.55
0.00
%
%
1.626 1.750
8
43,624,907
3.51
84
5.46
0.00
%
%
1.751 1.875
5
108,114,250
8.70
120
5.73
0.00
%
%
1.876 2.000
4
30,914,923
2.49
140
5.40
0.00
%
%
2.001 2.125
2
3,118,636
0.25
116
6.06
0.00
%
%
2.126 2.250
6
20,531,207
1.65
110
5.16
0.00
%
%
2.251 & Above
29.300
1.160
175
1,243,094,242 100.00
Minimum DSCR
Maximum DSCR
%
Geographic
Location
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
California
19
128,781,910
10.36
116
5.62
0.00
%
%
New York
11
124,593,823
10.02
128
5.54
0.00
%
%
Virginia
4
85,626,402
6.89
118
5.82
0.00
%
%
North Carolina
7
74,371,418
5.98
88
5.48
0.00
%
%
Texas
23
72,670,381
5.85
116
5.72
0.00
%
%
Michigan
12
65,176,110
5.24
119
5.83
0.00
%
%
Maryland
5
57,552,441
4.63
121
6.10
0.00
%
%
Arizona
9
54,589,367
4.39
98
5.58
0.00
%
%
Minnesota
6
54,479,503
4.38
120
5.18
0.00
%
%
Colorado
5
51,643,861
4.15
97
5.79
0.00
%
%
CMBS Certificate
1
50,740,000
4.08
56
5.48
0.00
%
%
Indiana
5
44,735,897
3.60
76
5.22
0.00
%
%
Ohio
10
37,350,559
3.00
123
5.89
0.00
%
%
Illinois
5
30,998,640
2.49
101
6.01
0.00
%
%
Wisconsin
5
30,841,004
2.48
95
5.59
0.00
%
%
Florida
4
26,706,291
2.15
90
5.70
0.00
%
%
Hawaii
1
25,732,786
2.07
177
5.74
0.00
%
%
Missouri
1
24,900,410
2.00
56
5.46
0.00
%
%
West Virginia
2
19,188,659
1.54
114
5.50
0.00
%
%
Washington
3
17,761,366
1.43
122
5.61
0.00
%
%
South Carolina
2
16,641,176
1.34
116
6.00
0.00
%
%
New Jersey
4
16,636,079
1.34
116
5.80
0.00
%
%
Georgia
5
14,279,998
1.15
116
5.94
0.00
%
%
Nevada
3
13,926,961
1.12
125
5.78
0.00
%
%
Idaho
2
12,925,460
1.04
177
6.03
0.00
%
%
Mississippi
4
12,573,399
1.01
106
6.00
0.00
%
%
Tennessee
2
10,591,346
0.85
117
5.95
0.00
%
%
Alabama
1
10,163,781
0.82
116
5.95
0.00
%
%
District of Columbia
1
9,958,217
0.80
116
5.25
0.00
%
%
Maine
2
9,634,358
0.78
117
5.75
0.00
%
%
Pennsylvania
2
6,131,736
0.49
114
6.22
0.00
%
%
Louisiana
1
5,100,000
0.41
81
5.77
0.00
%
%
Utah
2
4,938,894
0.40
178
5.94
0.00
%
%
Massachusetts
1
4,576,141
0.37
56
6.13
0.00
%
%
Connecticut
1
3,977,202
0.32
115
4.95
0.00
%
%
Arkansas
1
3,736,970
0.30
116
6.04
0.00
%
%
Oregon
1
3,540,127
0.28
117
5.82
0.00
%
%
Kentucky
1
3,250,719
0.26
116
5.88
0.00
%
%
Delaware
1
2,070,851
0.17
116
5.59
0.00
%
%
100.00
1,243,094,242
175
%

JP Morgan Chase Comercial Mortgage Securities Corp.
Mortgage Loan Characteristics
ABN AMRO Acct: 722014.2
Series 2004-LN2
Commercial Mortgage Pass-Through Certificates
29-Oct-04
15-Dec-04
15-Oct-04
15-Nov-04
15-Nov-04
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Loan Seasoning
Distribution of Property Types
Distribution of Year Loans Maturing
Distribution of Amortization Type
12-Nov-2004 - 13:06 (R795-R843) (c) 2004 LaSalle Bank N.A.

Property Types
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
Retail
65
416,779,042
33.53
119
5.76
0.00
%
%
Multifamily
55
367,099,233
29.53
94
5.59
0.00
%
%
Office
19
205,287,062
16.51
123
5.65
0.00
%
%
Industrial
11
111,593,810
8.98
108
5.29
0.00
%
%
Mobile home park
16
86,388,785
6.95
108
5.79
0.00
%
%
Lodging
3
35,883,548
2.89
109
6.32
0.00
%
%
Self storage
6
20,062,763
1.61
105
5.85
0.00
%
%
1,243,094,242
175
100.00%
Amortization Type
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
AmortizingBalloon
144
770,624,242
61.99
115
5.76
0.00
%
%
IO Maturity Balloon
9
57,720,000
4.64
70
5.32
0.00
%
%
IO/Amortizing/Balloon
22
414,750,000
33.36
108
5.54
0.00
%
%
1,243,094,242
175
100.00%
Number of Months
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
175
1,243,094,242
100.00
110
0.00
%
%
5.67
0
to
30
0
0
0.00
0
0.00
%
%
0.00
31
to
60
0
0
0.00
0
0.00
%
%
0.00
61
to
90
0
0
0.00
0
0.00
%
%
0.00
91
to
120
0
0
0.00
0
0.00
%
%
0.00
121
to
150
0
0
0.00
0
0.00
%
%
0.00
151
to
180
0
0
0.00
0
0.00
%
%
0.00
181
to
210
0
0
0.00
0
0.00
%
%
0.00
211
to
240
0
0
0.00
0
0.00
%
%
0.00
241
to
270
0
0
0.00
0
0.00
%
%
0.00
271
to
300
0
0
0.00
0
0.00
%
%
0.00
301
or
More
175
1,243,094,242
100.00%
Year
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
2004
0
0
0.00
0
0.00
0.00
%
%
2005
0
0
0.00
0
0.00
0.00
%
%
2006
0
0
0.00
0
0.00
0.00
%
%
2007
0
0
0.00
0
0.00
0.00
%
%
2008
17
179,383,490
14.43
56
5.49
0.00
%
%
2009
0
0
0.00
0
0.00
0.00
%
%
2010
10
90,132,492
7.25
81
5.55
0.00
%
%
2011
0
0
0.00
0
0.00
0.00
%
%
2012
0
0
0.00
0
0.00
0.00
%
%
2013
129
867,160,020
69.76
116
5.69
0.00
%
%
2014
19
106,418,240
8.56
181
5.87
0.00
%
%
2015 & Greater
100.00
1,243,094,242
175
%

JP Morgan Chase Comercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
ABN AMRO Acct: 722014.2
Specially Serviced (Part I) ~ Loan Detail (End of Period)
Disclosure
Control #
Servicing
Xfer Date
Balance
Note
Rate
Maturity
Date
Remaining
Property
Type
Geo.
Location
NOI
DSCR
NOI
Date
Schedule
Actual
Life
Statement Date:
Loan
Status
Code(1)
12-Nov-2004 - 13:06 (R795-R843) (c) 2004 LaSalle Bank N.A.

(1) Legend:
A. P&I Adv - in Grace Period
B. P&I Adv - < one month delinq
1. P&I Adv - delinquent 1 month
2. P&I Adv - delinquent 2 months
3. P&I Adv - delinquent 3+ months
4. Mat. Balloon/Assumed P&I
7. Foreclosure
9. REO
5. Non Performing Mat. Balloon

JP Morgan Chase Comercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
ABN AMRO Acct: 722014.2
Specially Serviced Loan Detail (Part II) ~ Servicer Comments (End of Period)
Disclosure
Control #
Resolution
Strategy
Comments
Statement Date:
Property Name
12-Nov-2004 - 13:06 (R795-R843) (c) 2004 LaSalle Bank N.A.

JP Morgan Chase Comercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
ABN AMRO Acct: 722014.2
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Statement Date:
12-Nov-2004 - 13:06 (R795-R843) (c) 2004 LaSalle Bank N.A.

JP Morgan Chase Comercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
ABN AMRO Acct: 722014.2
Defeased Loans
Statement Date:
Disclosure
Control #
12-Nov-2004 - 13:06 (R795-R843) (c) 2004 LaSalle Bank N.A.

JP Morgan Chase Comercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
Historical Collateral Level REO Report
Property
Type
Statement Date:
State
Actual
Balance
Scheduled
Balance
Recent
Appraisal
Value
Appraisal
Reduction
Amount
Date
Liquidated
Liquidation
Proceeds
Liquidation
Expenses
Realized
Loss
Disclosure
Control #
REO
Date
City
Appraisal
Date
ABN AMRO Acct: 722014.2
12-Nov-2004 - 13:06 (R795-R843) (c) 2004 LaSalle Bank N.A.

JP Morgan Chase Comercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
ABN AMRO Acct: 722014.2
Appraisal Reduction Detail
Disclosure
Control#
Appraisal
Red. Date
Scheduled
Balance
ASER
Note
Rate
Maturity
Date
Property
Type
Geographic
Location
Appraisal
Value Date
DSCR
Statement Date:
Remaining Term
Life
ARA
Amount
Current P&I
Advance

12-Nov-2004 - 13:06 (R795-R843) (c) 2004 LaSalle Bank N.A.

JP Morgan Chase Comercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-04
15-Nov-04
15-Oct-04
15-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
ABN AMRO Acct: 722014.2
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
12-Nov-2004 - 13:06 (R795-R843) (c) 2004 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..